UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2007

__________________________

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey  08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02.     Results of Operations and Financial Condition.

On June 13, 2007, PHH Corporation (“PHH”, “Company”, “we” or “us”) released certain key operating metrics for the three months ended March 31, 2007 and liquidity information as of March 31, 2007.  A copy of the press release is attached to this Current Report on Form 8-K (the “Form 8-K”) as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2007, the Compensation Committee (the “Committee”) of our Board of Directors approved the performance targets for the PHH Mortgage Management Incentive Plan (the “Mortgage MIP”) and PHH Arval Management Incentive Plan (the “Fleet MIP”) for 2007.  The performance targets for the Mortgage MIP and the Fleet MIP are based on the attainment of certain pre-tax income after minority interest targets for the year ending December 31, 2007 for PHH Mortgage Corporation (“PHH Mortgage”) and PHH Vehicle Management Services, LLC, doing business as PHH Arval (“PHH Arval”), respectively.  The Committee determined that Mr. George J. Kilroy, President and Chief Executive Officer of PHH Arval, is a participant in the Fleet MIP with a target payout equal to 100% of his base salary.  In 2006, Mr. Kilroy had participated equally in the Fleet MIP and the PHH Corporation Management Incentive Plan (the “PHH MIP”) for 2006.  Mr. Mark R. Danahy, Senior Vice President and Chief Financial Officer of PHH Mortgage, is a participant in the Mortgage MIP with a target payout equal to 75% of his base salary.  A copy of the Committee resolution, including the Fleet MIP and Mortgage MIP, is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

In addition, the Committee considered the impact of the merger (the “Merger”) between Jade Merger Sub, Inc., an indirect wholly owned subsidiary of General Electric Capital Corporation, with and into the Company pursuant to the Agreement and Plan of Merger, dated as of March 15, 2007, by and among PHH Corporation, General Electric Capital Corporation and Jade Merger Sub, Inc. (the “Merger Agreement”) on certain executive officers and the need to retain those executive officers through the effective time of the Merger.  Based on these considerations, in lieu of the adoption of a PHH MIP for 2007, the Committee approved retention bonuses and the form of retention agreement (the “Retention Agreement”) in order to create an incentive for certain of our executive officers to remain employed with us through the effective time of the Merger.  The retention bonus will equal the executive officer’s target payout under the PHH MIP expressed as a percentage of base salary, but will be pro-rated if the effective time of the Merger is prior to December 31, 2007.  If a Termination Event (defined below) occurs prior to the effective time of the Merger, the executive officer covered by a Retention Agreement would also receive such retention bonus.  On June 13, 2007, we entered into a Retention Agreement with Mr. William F. Brown, Senior Vice President, General Counsel and Secretary, to provide him with a retention bonus of $150,000, equal to 50% of his base salary, subject to pro-ration as described above.  The foregoing description of the Retention Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

On June 7, 2007, the Committee also approved severance arrangements for certain executive officers as permitted under the Merger Agreement, including the form of severance agreement (the “Severance Agreement”), which provide post-termination payments of severance to each executive officer in the event that one of the following termination events (the “Termination Events”) occurs on or prior to the first anniversary of the effective time of the Merger: (i) the involuntary termination of employment other than for “cause” or “disability” (as such terms are defined in the Severance Agreement) or (ii) the voluntary termination of employment as a result of (a) a change in the required location of the executive officer’s employment in excess of 20 miles, (b) the material diminution of the executive officer’s duties and responsibilities as of the date of the applicable Severance Agreement, subject to certain enumerated exceptions, or (c) a reduction in the executive officer’s base salary or a material reduction in compensation opportunity as of the date of the applicable Severance Agreement.  On June 13, 2007, we entered into Severance Agreements with Messrs. Kilroy and Brown to provide such severance benefits.  In the event of a Termination Event occurring on or prior to the first anniversary of the effective time of the Merger, Messrs. Kilroy and Brown would receive $1,800,000 and $900,000, respectively, in a lump sum payment, subject to certain conditions including, but not limited to, the execution of a general release of any claims against us and our affiliates. The foregoing description of the Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1	Resolution of the PHH Corporation Compensation Committee, dated June 7, 2007, approving the fiscal 2007 performance targets for cash bonuses under the 2005 Equity and Incentive Plan.

10.2	Form of PHH Corporation Retention Agreement for Certain Executive Officers as approved by the PHH Corporation Compensation Committee on June 7, 2007.

10.3	Form of PHH Corporation Severance Agreement for Certain Executive Officers as approved by the PHH Corporation Compensation Committee on June 7, 2007.

99.1	Press Release, dated June 13, 2007, issued by PHH Corporation.*

* The information disclosed in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth in such filing.

Forward-Looking Statements

This Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006, in connection with any forward-looking statements that may be made by us and our businesses generally.  Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By: /s/ Clair M. Raubenstine
Name: Clair M. Raubenstine
Title: Executive Vice President and Chief Financial Officer

Dated: June 13, 2007